Segments and Geographic Information	12 Months Ended
Dec. 31, 2015
Segments and Geographic Information [Abstract]
Segments and Geographic Information
21.	SEGMENT AND GEOGRAPHIC INFORMATION

The Group’s chief operating decision maker is the Chief Executive Officer and the President, who review consolidated results of operations prepared in accordance with U.S. GAAP when making decisions about allocating resources and assessing performance of the Group. The Group has operating segments: internet services, smart hardware and IOT devices. The Group started to generate revenue from smart hardware and IOT devices since the second quarter of 2015.

The Group does not allocate any assets to its operating segments as management does not believe that allocating these assets is useful in evaluating these segments' performance. Accordingly, the Group has not made disclosure of total assets by reportable segment.

	For the years ended December 31,
	2013	2014	2015
Revenues:
Internet services	$669,817	$1,367,618	$1,680,355
Smart hardware and IOT devices	-	-	58,423
Others	1,271	23,042	65,805
	671,088	1,390,660	1,804,583
Cost of revenues:
Internet services	(87,334)	(290,076)	(332,858)
Smart hardware and IOT devices	-	-	(51,498)
Others	(504)	(15,386)	(39,401)
	(87,838)	(305,462)	(423,757)
Gross profit:
Internet services	582,483	1,077,542	1,347,497
Smart hardware and IOT devices	-	-	6,925
Others	767	7,656	26,404
	583,250	1,085,198	1,380,826
Operating expenses:
Product development	(255,248)	(406,250)	(495,964)
Selling and marketing	(110,104)	(333,701)	(483,615)
General and administrative	(117,148)	(94,260)	(161,363)
Total operating expenses	(482,500)	(834,211)	(1,140,942)
Subsidy income	2,349	8,506	20,647
Income from operations	$103,099	$259,493	$260,531

Substantially all of the Group’s revenues for the three years ended December 31, 2013, 2014 and 2015 were generated from the PRC. Similarly, substantial all of the identifiable assets of the Group are located in the PRC. Accordingly, no geographical information is presented.